TEMPLETON INCOME TRUST

                 THISSTATEMENT OF ADDITIONAL INFORMATION DATED
                  MAY 1, 1995, AS AMENDED SEPTEMBER 29, 1995,
                              IS NOT A PROSPECTUS.
                   IT SHOULD BE READ IN CONJUNCTION WITH THE
            PROSPECTUSES OF TEMPLETON INCOME FUND DATED MAY 1, 1995,
                AND TEMPLETON MONEY FUND DATED JANUARY 1, 1995,
                EACH AS AMENDED FROM TIME TO TIME, WHICH MAY BE
                  OBTAINED WITHOUT CHARGE UPON REQUEST TO THE
         PRINCIPAL UNDERWRITER, FRANKLIN TEMPLETON DISTRIBUTORS, INC.,
                       700 CENTRAL AVENUE, P.O. BOX 33030
                       ST. PETERSBURG, FLORIDA 33733-8030
                       TOLL FREE TELEPHONE: 800/DIAL BEN

                                                      TABLE OF CONTENTS


General Information and History.......................1
Investment Objectives and Policies....................2
 -Investment Policies.................................2
 -Repurchase Agreements...............................2
 -Debt Securities.....................................2
 -Futures Contracts...................................4
 -Options on Securities, Indices
    and Futures.......................................5
 -Foreign Currency Hedging Transactions...............7
 -Investment Restrictions.............................8
 -Risk Factors.......................................11
 -Trading Policies...................................15
 -Personal Securities Transactions...................16
Management of the Trust..............................16
Trustee Compensation.................................22
Principal Shareholders...............................23
Investment Management and Other
  Services...........................................23
 -Investment Management Agreements...................23
 -Management Fees....................................24
 -The Templeton Global Bond Managers
  Division of Templeton Investment
  Counsel, Inc.......................................25



 Business Manager....................................25
 -Custodian and Transfer Agent.......................27
 -Legal Counsel......................................27
 -Independent Accountants............................27
 -Reports to Shareholders............................27
Brokerage Allocation.................................28
Purchase, Redemption and Pricing of
  Shares.............................................31
 -Ownership and Authority
    Disputes.........................................33
 -Tax-Deferred Retirement Plans......................33
 -Letter of Intent...................................34
 -Special Net Asset Value Purchases..................36
Tax Status...........................................37
Principal Underwriter................................43
Yield and Performance Information....................45
Description of Shares................................49
Financial Statements.................................50
Appendix
  Corporate Bond and Commercial
    Paper Ratings.....................................i

                        GENERAL INFORMATION AND HISTORY

         Templeton Income Trust (the "Trust") was organized as a Massachusetts business trust on June 16, 1986, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company with two series of Shares: Templeton Income Fund, a non-diversified fund ("Income Fund") and Templeton Money Fund, a diversified fund ("Money Fund") (collectively, the "Funds").

                       INVESTMENT OBJECTIVES AND POLICIES

         INVESTMENT POLICIES. The investment objective and policies of each Fund are described in each Fund's Prospectus under the heading "General Description--Investment Objective and
Policies."

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Templeton Global Bond Managers Division of Templeton Investment Counsel, Inc. (the
"Investment Manager") will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees, I.E., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

         DEBT SECURITIES. Income Fund may invest in debt securities which are rated in any category by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). See the Appendix for a description of the S&P and Moody's ratings. As an operating policy, Income Fund will invest no more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in Income Fund's net asset value.

         Although they may offer higher yields than do higher rated securities, high risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish Income Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for each Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of Income Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if Income Fund were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, Income Fund may incur additional expenses seeking recovery.

         Income Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to be relieved of federal tax liabilities, Income Fund must distribute substantially all of its net income and gains to Shareholders (see "Tax Status") generally on an annual basis. Income Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

         Recent legislation, which requires federally insured savings and loan associations to divest their investments in low rated debt securities, may have a material adverse effect on Income Fund's net asset value and investment practices.

         FUTURES CONTRACTS. Income Fund may purchase and sell financial futures contracts. Currently, futures contracts are available on several types of fixed-income securities including:
U.S. Treasury bonds, notes and bills; commercial paper; and certificates of deposit.

         Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

         Income Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time Income Fund purchases a futures contract, an amount of cash, U.S. Government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with Income Fund's custodian. When selling a stock index futures contract, Income Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, Income Fund may "cover" its position by owning the instruments underlying the contract or, in the case of a stock index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting Income Fund to purchase the same futures contract at a price no higher than the price of the contract written by Income Fund (or at a higher price if the difference is maintained in liquid assets with Income Fund's custodian).

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         OPTIONS ON  SECURITIES,  INDICES  AND  FUTURES.  Income  Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

         An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

         Income Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by Income Fund is "covered" if Income Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if Income Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by Income Fund in cash or high grade U.S. Government securities in a segregated account with its custodian. A put option on a security or futures contract written by Income Fund is "covered" if Income Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         Income Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where Income Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, Income Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. Income Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         Income Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which Income Fund has written a call option falls or remains the same, Income Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, Income Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, Income Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase Income Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         Income Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, Income Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of Income Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of Income Fund's security holdings being hedged.

         Income Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, Income Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when Income Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, Income Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

         There can be no assurance that a liquid market will exist when Income Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although Income Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by Income Fund, as well as the cover for options written by Income Fund, are considered not readily marketable and are subject to the Trust's limitation on investments in securities that are not readily marketable. See "Investment Objectives and Policies --Investment Restrictions."

         FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, Income Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. Income Fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         Income Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to Income Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Income Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when Income Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with Income Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, Income Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, Income Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for Income Fund than if it had not engaged in such contracts.

         Income Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and Income Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, Income Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by Income Fund will be traded on U.S. and foreign exchanges or over-the-counter.

         Income Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of Income Fund's portfolio securities or adversely affect the prices of securities that Income Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Investment Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, Income Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         INVESTMENT RESTRICTIONS. The Funds have imposed upon themselves certain investment restrictions which, together with

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their  investment  objectives,  are  fundamental  policies  except as  otherwise
indicated.   No  changes  in  a  Fund's  investment   objectives  or  investment
restrictions (except those which are not fundamental policies) can be made without the approval of the Shareholders of that Fund. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either
(1) 67% or more of that Fund's Shares present at a Shareholders' meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (2) more than 50% of the outstanding Shares of that Fund.

         In accordance with these restrictions, each Fund will not:

         1. Invest in real estate or mortgages on real estate (although the Funds may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except futures contracts as described in Income Fund's Prospectus); or, as a fundamental principle approved by the Board of Trustees, invest in closed-end investment companies.

         2. Purchase or retain securities of any company in which Trustees or officers of the Trust or of the Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         3. Invest in any company for the purpose of exercising control or management.

         4. Act as an underwriter; issue senior securities; or purchase on margin or sell short, except that Income Fund may make margin payments in connection with futures, options and currency transactions. Money Fund may not write or buy puts, calls, straddles or spreads.

         5. Loan money, except that a Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness.

         6. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

         7. Invest more than 15% of its total assets in securities of foreign companies that are not listed on a recognized United States or foreign securities exchange, including no more than 5% of its total assets in restricted securities and no more than 10% of its total assets in restricted securities and other securities (including repurchase agreements having more than seven days remaining to maturity) which are not restricted but which are not readily marketable (I.E.,
                                                                  ----
                 trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

         8. Invest more than 25% of its total assets in a single industry, except that Money Fund may invest in obligations issued by domestic banks (including certificates of deposit, bankers' acceptances and commercial paper) without regard to this limitation.

         9. Borrow money, except that Income Fund may borrow money in amounts up to 30% of the value of that Fund's net assets. In addition, neither Fund may pledge, mortgage or hypothecate its assets for any purpose, except that Income Fund may do so to secure such borrowings and then only to an extent not greater than 15% of its total assets. Arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets. As a fundamental principle approved by the Board of Trustees, Income Fund's borrowing shall not exceed 10% of Income Fund's net assets.

         10. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies -- Trading Policies" as to transactions in the same securities for the Funds and other Templeton Funds and clients.)

         11. Invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

         In addition to the above restrictions, Money Fund will not invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S. Government securities) or purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities.

         Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of a Fund's acquisition of such security or property. The investment restrictions do not preclude either Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to a Fund by the issuer, unless such purchase would result in a violation of restrictions 7 or 8.

         RISK FACTORS. Income Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Income Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict Income Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

         In addition, many countries in which Income Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, Income Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Income Fund Shareholders.

         Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on Income Fund's ability to exchange local currencies for U.S.

dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale;
(i) dependency on exports and the corresponding importance of international trade; (j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (k) possible difficulty in identifying a purchaser of securities held by Income Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for Income Fund to lose its registration through fraud, negligence or even mere oversight. While Income Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for Income Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent Income Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by Income Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

         Income Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent Income Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

         Income Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through Income Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places Income Fund's investments.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         The  Trustees   consider  at  least  annually  the  likelihood  of  the
imposition by any foreign government of exchange control restrictions which would affect the liquidity of Income Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Trustees also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Custodian and Transfer Agent"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, any losses resulting from the holding of Income Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. No assurance can be given that the Trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

         Income Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Income Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by Income Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

         Additional risks may be involved with Income Fund's special investment techniques, including loans of portfolio securities and borrowing for investment purposes. These risks are described under the heading "Investment Techniques" in the Prospectus.

         TRADING POLICIES. The Investment Manager and its affiliated companies serve as investment adviser to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggretated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

         Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

         PERSONAL SECURITIES TRANSACTIONS. Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance;
(2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

                            MANAGEMENT OF THE TRUST

         The name, address, principal occupation during the past five years and other information with respect to each of the Trustees and Principal Executive Officers of the Trust are as follows:

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                   DURING PAST FIVE YEARS

HARRIS J. ASHTON
Metro Center, 1 Station
  Place
Stamford, Connecticut
  Trustee
Chairman of the Board, president
and chief executive officer of
General Host Corporation (nursery
and craft centers); and a director
of RBC Holdings (U.S.A.) Inc. (a
bank holding company) and Bar-S
Foods.  Age 63.

NICHOLAS F. BRADY*
The Bullitt House
102 East Dover Street
Easton, Maryland
  Trustee
Chairman of Templeton Emerging Markets Investment Trust PLC; chairman of Templeton Latin America Investment Trust PLC; chairman of Darby Overseas Investments, Ltd. (an investment firm) (1994- present); director of the Amerada Hess Corporation, Capital Cities/ABC, Inc., Christiana Companies, and the H.J. Heinz Company; Secretary of the United States Department of the Treasury
(1988-January 1993); and chairman of the board of Dillon, Read & Co. Inc. (investment banking) prior thereto. Age 65.

F. BRUCE CLARKE
19 Vista View Blvd.
Thornhill, Ontario
  Trustee
Retired; formerly, credit adviser,
National Bank of Canada, Toronto.
Age 85.

HASSO-G VON DIERGARDT-NAGLO
R.R. 3
Stouffville, Ontario
  Trustee
Farmer; and president of Clairhaven
Investments, Ltd. and other private
investment companies.  Age 79.

S. JOSEPH FORTUNATO
12 Brannick Drive
Madison, New Jersey
  Trustee
Member of the law firm of Pitney,
Hardin, Kipp & Szuch; and a
director of General Host
Corporation.  Age 63.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                   DURING PAST FIVE YEARS

JOHN Wm. GALBRAITH
360 Central Avenue
Suite 1300
St. Petersburg, Florida
  Trustee
President of Galbraith Properties,
Inc. (personal investment company);
director of Gulfwest Banks, Inc.
(bank holding company) (1995-
present) and Mercantile Bank (1991-
present); vice chairman of
Templeton, Galbraith & Hansberger
Ltd. (1986-1992); and chairman of
Templeton Funds Management, Inc.
(1974-1991). Age 74.

ANDREW H. HINES, JR.
150 2nd Avenue N.
St. Petersburg, Florida
  Trustee Consultant of the Triangle Consulting Group; chairman of the board and chief executive officer of Florida Progress Corporation (1982-February 1990) and director of various of its subsidiaries; chairman and director of Precise Power Corporation; executive-in-residence of Eckerd College (1991- present); and a director of Checkers Drive-In Restaurants, Inc.
Age 72.

CHARLES B. JOHNSON*
777 Mariners Island Blvd.
San Mateo, California
  Chairman of the Board
  and Vice President

President, chief executive officer, and director of Franklin Resources, Inc.; chairman of the board and director of Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; director of Franklin Administrative Services, Inc., General Host Corporation and Templeton Global Investors, Inc.; and officer and director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin and of 55 of the investment companies in the Franklin Templeton Group. Age 62.

BETTY P. KRAHMER
2201 Kentmere Parkway
Wilmington, Delaware
  Trustee
Director or trustee of various
civic associations; formerly,
economic analyst, U.S. Government.
Age 66.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                   DURING PAST FIVE YEARS

GORDON S. MACKLIN
8212 Burning Tree Road
Bethesda, Maryland
  Trustee

Chairman of White River Corporation (information services); director of Fund America Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, Fusion Systems Corporation, Infovest Corporation, and Medimmune, Inc.; and formerly held the following position: chairman of Hambrecht and Quist Group; director of H&Q Healthcare Investors; and president of the National Association of Securities Dealers, Inc. Age 67.

FRED R. MILLSAPS
2665 NE 37th Drive
Fort Lauderdale, Florida
  Trustee
Manager of personal investments (1978-present); chairman and chief executive officer of Landmark Banking Corporation (1969-1978); financial vice president of Florida Power and Light (1965-1969); vice president of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various other business and nonprofit organizations.
Age 66.

SAMUEL J. FORESTER, JR.
500 East Broward Blvd.
Fort Lauderdale, Florida
  President
President of the Templeton Global Bond Managers Division of Templeton Investment Counsel, Inc.; president or vice president of other Templeton Funds; founder and partner of Forester, Hairston Investment Management (1989-1990); managing director (Mid-East Region) of Merrill Lynch, Pierce, Fenner & Smith Inc. (1987-1988); and an advisor for Saudi Arabian Monetary Agency (1982-1987). Age 47.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                   DURING PAST FIVE YEARS

MARK G. HOLOWESKO
Lyford Cay
Nassau, Bahamas
  Vice President
President and director of
Templeton, Galbraith & Hansberger Ltd.; director of global equity research for Templeton Worldwide, Inc.; vice president of the Templeton Funds; formerly, investment administrator with Roy West Trust Corporation (Bahamas) Limited (1984-1985). Age 35.

MARTIN L. FLANAGAN
777 Mariners Island Blvd.
San Mateo, California
  Vice President Senior vice president, treasurer and chief financial officer of Franklin Resources, Inc.; director and executive vice president of Templeton Investment Counsel, Inc.; director, president, and chief executive officer of Templeton Global Investors, Inc.; director or trustee and president or vice president of the Templeton Funds; accountant with Arthur Andersen & Company (1982-1983); and a member of the International Society of Financial Analysts and the American Institute of Certified Public Accountants. Age 35.

JOHN R. KAY
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Vice president of the Templeton Funds; vice president and treasurer of Templeton Global Investors, Inc. and Templeton Worldwide, Inc.; assistant vice president of Franklin Templeton Distributors, Inc.; formerly, vice president and controller of the Keystone Group, Inc. Age 55.

NEIL S. DEVLIN
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Senior vice president, Portfolio Management/Research, of the Templeton Global Bond Managers division of Templeton Investment Counsel, Inc.; formerly, portfolio manager and bond analyst for Constitutional Capital Management (1985-1987); bond trader and research analyst for Bank of New England (1982-1985). Age 38.

THOMAS M. MISTELE
700 Central Avenue
St. Petersburg, Florida
  Secretary
Senior vice president of Templeton Global Investors, Inc.; vice president of Franklin Templeton Distributors, Inc.; secretary of the Templeton Funds; formerly, attorney, Dechert Price & Rhoads (1985-1988) and Freehill, Hollingdale & Page (1988); and judicial clerk, U.S. District Court (Eastern District of Virginia) (1984-1985). Age 42.

JAMES R. BAIO
500 East Broward Blvd.
Fort Lauderdale, Florida
  Treasurer Certified public accountant; treasurer of the Templeton Funds; senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company; formerly, senior tax manager with Ernst & Young (certified public accountants) (1977-1989). Age 41.

JACK L. COLLINS
700 Central Avenue
St. Petersburg, Florida
  Assistant Treasurer
Assistant treasurer of the
Templeton Funds; assistant vice
president of Franklin Templeton
Investor Services, Inc.; formerly,
partner with Grant Thornton,
independent public accountants. Age
66.


JEFFREY L. STEELE
1500 K Street, N.W.
Washington, D.C.
  Assistant Secretary
Partner, Dechert Price & Rhoads.
Age 50.


--------------------

* These are Trustees who are "interested persons" of the Trust as that term is defined in the 1940 Act. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton, Galbraith & Hansberger, Ltd. are limited partners of Darby Emerging Markets Fund, L.P.

         There are no family relationships between any of the Trustees.

                              TRUSTEE COMPENSATION

         All of the Trust's Officers and Trustees also hold positions with other investment companies in the Franklin Templeton Group. No compensation is paid by the Trust to any officer or Trustee who is an officer, trustee or employee of the Investment Manager or its affiliates. Each Templeton Fund pays its independent directors and trustees and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Trust currently pays the independent Trustees and Mr. Brady an annual retainer of $2,500 and a fee of $200 per meeting attended of the Board and its Committees. The independent Trustees and Mr. Brady are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund in which they serve. No pension or retirement benefits are accrued as part of Trust expenses.

         The following table shows the total compensation paid to the Trustees by the Trust and by all investment companies in the Franklin Templeton Group:

                                                                 Number of                      Total Compensation
                                    Aggregate        Franklin Templeton                 from all Funds in
Name of                            Compensation              Fund Boards on which               Franklin Templeton
DIRECTOR                           FROM THE FUND*               DIRECTOR SERVES                         GROUP**
--------                           --------------            ----------------------             ---------------
Harris J. Ashton                      $2,000                         54                               $319,925
Nicholas F. Brady                      1,000                         23                                 86,125
F. Bruce Clarke                        3,000                         19                                 95,275
Hasso-G von Diergardt-Naglo            2,000                         19                                 75,275
S. Joseph Fortunato                    2,000                         56                                336,065
John Wm. Galbraith                         0                         22                                      0
Andrew H. Hines, Jr.                   3,500                         23                                106,125
Betty P. Krahmer                       2,000                         23                                 75,275
Gordon S. Macklin                      2,000                         51                                303,685
Fred R. Millsaps                       3,500                         23                                106,125


*        For the fiscal year ended August 31, 1994.

**       For the calendar year ended December 31, 1994.


                             PRINCIPAL SHAREHOLDERS

         As of March 31, 1995, there were 21,786,365 Shares of Income Fund outstanding, of which 4,370 Shares (0.0002%) were owned beneficially by all the Trustees and officers of the Trust as a group. As of March 31, 1995, there were 218,573,777 Shares of Money Fund outstanding, of which 67,905 Shares (0.031%) were owned beneficially by all the Trustees and officers of the Trust as a group. As of March 31, 1995, to the knowledge of management, no person owned beneficially, directly or indirectly, 5% or more of either Fund's outstanding Shares.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT AGREEMENTS. The Investment Manager of each Fund is the Templeton Global Bond Managers division of Templeton Investment Counsel, Inc., a Florida corporation with offices located at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Management Agreements, dated October 30, 1992, relating to Income Fund and Money Fund were approved by the Shareholders of each Fund on October 30, 1992, were last approved by the Board of Trustees, including a majority of the Trustees who were not parties to the Agreements or interested persons of any such party, at a meeting on December 6, 1994, and will run through December 31, 1995. The Investment Management Agreements continues from year to year subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding Shares of each Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreements or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

         Each Investment Management Agreement requires the Investment Manager to manage the investment and reinvestment of each Fund's assets. The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Funds, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies.

         Each Investment Management Agreement provides that the Investment Manager will select brokers and dealers for execution of each Fund's portfolio transactions consistent with the Trust's brokerage policies (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Investment Manager and other investment advisory clients of the Investment Manager and of its affiliates, as well as the Funds, the value of such services is indeterminable and the Investment Manager's fee is not reduced by any offset arrangement by reason thereof.

         When the Investment Manager determines to buy or sell the same security for a Fund that the Investment Manager or certain of its affiliates have selected for one or more of the Investment Manager's other clients or for clients of its affiliates, the orders for all such securities trades may be placed for execution by methods determined by the Investment Manager, with approval by the Board of Trustees, to be impartial and fair, in order to seek good results for all parties. See "Investment Objectives and Policies -- Trading Policies." Records of securities transactions of persons who know when orders are placed by a Fund are available for inspection at least four times annually by the Compliance Officer of the Trust so that the non-interested Trustees (as defined in the 1940 Act) can be satisfied that the procedures are generally fair and equitable to all parties.

         Each Investment Management Agreement provides that the Investment Manager shall have no liability to the Trust, a Fund or any Shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement, except liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or reckless disregard of its duties under the Agreement. Each Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Trustees in office at the time or by vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act).

         MANAGEMENT FEES. For its services, Income Fund pays the Investment Manager a monthly fee equal on an annual basis to 0.50% of its average daily net assets, reduced to 0.45% of such net assets in excess of $200,000,000 and further reduced to 0.40% of such net assets in excess of $1,300,000,000. Money Fund pays the Investment Manager a monthly fee equal on an annual basis to 0.35% of its average daily net assets, reduced to 0.30% of such net assets in excess of $200,000,000 and further reduced to 0.25% of such net assets in excess of $1,300,000,000. Each class of Shares pays a portion of the fee, determined by the proportion of the Fund that it represents.

         The Investment Manager will comply with any applicable state regulations which may require the Investment Manager to make reimbursements to either Fund in the event that a Fund's aggregate operating expenses, including the advisory fee, but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, are in excess of specific applicable limitations. The strictest rule currently applicable to a Fund is 2.5% of the first $30,000,000 of net assets, 2% of the next $70,000,000 of net assets and 1.5% of the remainder.

         During the fiscal years ended August 31, 1994, 1993, and 1992, the Investment Manager (and, prior to April 1, 1993, Templeton Global Bond Managers, Inc., the Trust's previous investment manager) received fees from Income Fund of $1,040,324, $950,197, and $736,511, respectively. During the fiscal years ended August 31, 1994, 1993, and 1992, the Investment Manager (and, prior to April 1, 1993, Templeton Global Bond Managers, Inc.) received fees from Money Fund of $486,625, $346,737, and $538,444, respectively.

         THE TEMPLETON GLOBAL BOND MANAGERS DIVISION OF TEMPLETON INVESTMENT COUNSEL, INC. The Investment Manager is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly traded company whose shares are listed on the New York Stock Exchange. Charles B. Johnson (a Trustee and officer of the Trust) and Rupert H. Johnson, Jr. are principal shareholders of Franklin and own, respectively, approximately 20% and 16% of its outstanding shares. Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

         BUSINESS MANAGER. Templeton Global Investors, Inc. performs certain administrative functions as Business Manager for the Funds, including:

         o providing office space, telephone, office equipment and supplies for the Trust;

         o paying compensation of the Trust's officers for services rendered as such;

         o authorizing expenditures and approving bills for payment on behalf of the Funds;

         o supervising preparation of annual and semiannual reports to Shareholders, notices of dividends, capital gain distributions and tax credits, and attending to correspondence and other special communications with individual Shareholders;

         o daily pricing of each Fund's investment portfolio and preparing and supervising publication of daily quotations of the bid and asked prices of each Fund's Shares, earnings reports and other financial data;

         o monitoring relationships with organizations serving the Funds, including the custodian and printers;

         o       providing trading desk facilities for the Funds;

         o supervising compliance by the Funds with recordkeeping requirements under the 1940 Act and regulations thereunder, with state regulatory requirements, maintaining books and records for the Funds (other than those maintained by the custodian and transfer agent), and preparing and filing tax reports other than the Funds' income tax returns;

         o monitoring the qualifications of tax-deferred retirement plans providing for investment in Shares of the Funds; and

         o providing executive, clerical and secretarial help needed to carry out these responsibilities.

         For its services, the Business Manager receives a monthly fee equal on an annual basis to 0.15% of the first $200,000,000 of the Trust's aggregate average daily net assets (I.E., total of both Funds), reduced to 0.135% annually of the Trust's aggregate net assets in excess of $200,000,000, further reduced to 0.1% annually of such net assets in excess of $700,000,000, and further reduced to 0.075% annually of such net assets in excess of $1,200,000,000. Each class of Shares pays a portion of the fee, determined by the proportion of the Fund that it represents. The fee is allocated between the Funds according to their respective average daily net assets. Since the Business Manager's fee covers services often provided by investment advisors to other funds, each Fund's combined expenses for advisory and administrative services together may be higher than those of some other investment companies.

         During the fiscal years ended August 31, 1994, 1993, and 1992, the Business Manager (and, prior to April 1, 1993, Templeton Funds Management, Inc., the previous business manager) received business management fees of $499,794, $420,292, and $436,594, respectively.

         The Business Manager is relieved of liability to the Trust for any act or omission in the course of its performance under the Business Management Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreement. The
Business Management Agreement may be terminated by a Fund at any time on 60 days' written notice without payment of penalty, provided that such termination by the Fund shall be directed or approved by vote of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding voting securities of that Fund, and shall terminate automatically and immediately in the event of its assignment.

         Templeton Global Investors, Inc. is a wholly owned subsidiary of Franklin.

         CUSTODIAN AND TRANSFER AGENT. The Chase Manhattan Bank, N.A. serves as Custodian of the Trust's assets, which are maintained at the Custodian's principal office, MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         Franklin Templeton Investor Services, Inc. serves as the Funds' Transfer Agent. Services performed by the Transfer Agent include processing purchase, transfer and redemption orders; making dividend payments, capital gain distributions and reinvestments; and handling routine communications with Shareholders. The Transfer Agent receives from Income Fund an annual fee of $14.77 per Shareholder account plus out-of-pocket expenses and from Money Fund an annual fee of $22.91 per Shareholder account plus out-of-pocket expenses. These fees are adjusted each year to reflect changes in the Department of Labor Consumer Price Index.

         LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is legal counsel for the Trust.

         INDEPENDENT ACCOUNTANTS. The firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Trust. Its audit services comprise examination of the Funds' financial statements and review of the Funds' filings with the Securities and Exchange Commission ("SEC") and the Internal Revenue Service ("IRS").

         REPORTS TO SHAREHOLDERS.  The Funds' fiscal years end on
August 31. Shareholders are provided at least semiannually with reports showing the Funds' portfolios and other information, including an annual report with financial statements audited by the independent accountants. Shareholders who would like to receive an interim quarterly report may phone the Fund Information Department at 1-800/DIAL BEN.

                              BROKERAGE ALLOCATION

         The Investment Management Agreements provide that the Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of a Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

         1. Purchase and sale orders are usually placed with brokers who are selected by the Investment Manager as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

         2. In selecting brokers for portfolio transactions, the Investment Manager takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by Income Fund.

         3.      The Investment Manager is authorized to allocate
                 brokerage business to brokers who have provided
                 brokerage and research services, as such services are
                 defined in Section 28(e) of the Securities Exchange Act
                 of 1934 (the "1934 Act"), for a Fund and/or other
                 accounts, if any, for which the Investment Manager
                 exercises investment discretion (as defined in Section
                 3(a)(35) of the 1934 Act) and, as to transactions to
                 which fixed minimum commission rates are not
                 applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager in making the selection in question determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Funds and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that the research services provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for the Investment Manager are useful to the Investment Manager in performing its advisory services under its Investment Management Agreements with the Funds. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under its Investment Management Agreements with the Funds. Research furnished by brokers through whom a Fund effects securities transactions may be used by the Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for that Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund's portfolio.

         4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

         5. Sales of the Funds' Shares (which shall be deemed to include also shares of other companies registered under the 1940 Act which have either the same investment adviser or an investment adviser affiliated with the Investment Manager) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of a Fund to that broker; provided that the broker shall furnish "best execution," as defined in paragraph 1 above, and that such allocation shall be within the scope of that Fund's other policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

         Insofar as known to management, no Trustee or officer of the Trust, nor the Investment Manager or Principal Underwriter or any person affiliated with either of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust. Franklin Templeton Distributors, Inc., the Trust's Principal Underwriter, is a registered broker-dealer, but it has never executed any purchase or sale transactions for the Funds' portfolios or participated in any commissions on any such transactions, and has no intention of doing so in the future. During the fiscal years ended August 31, 1994, 1993, and 1992, Income Fund paid total brokerage commissions of $32,000, $5,363, and $16,578, respectively. Money Fund paid no brokerage commissions during those years. All portfolio transactions are allocated to broker-dealers only when their prices and execution, in the judgment of the Investment Manager, are equal to the best available within the scope of the Trust's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Each Fund's Prospectus describes the manner in which a Fund's Shares may be purchased and redeemed. See "How to Buy
Shares of the Fund" and "How to Sell Shares of the Fund."

         Net asset value per Share is calculated separately for each Fund. Net asset value per Share is determined as of the scheduled closing of the NYSE (generally 4:00 p.m., New York time), every Monday through Friday (exclusive of national business holidays). The Trust's offices will be closed, and net asset value will not be calculated, on those days on which the NYSE is closed, which currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which each Fund's net asset value is not calculated. Income Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees.

         Money Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which Money Fund would receive if the security were sold. During these periods the yield to a Shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of Money Fund's portfolio on a particular day, a prospective investor in Money Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing Money Fund Shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, Money Fund must (i) maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) purchase securities having remaining maturities of 397 days or less; and (iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument is rated by only one such organization, subject to ratification of the investment by the Board of Trustees). If a security is unrated, it must be of comparable quality as determined in accordance with procedures established by the Board of Trustees, including approval or ratification of the security by the Board except in the case of U.S. Government securities.

         Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, Money Fund's price per Share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of Money Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether Money Fund's net asset value calculated by using available market quotations deviates from $1.00 per Share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing Shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per Share by using available market quotations.

         The Board of Trustees may establish procedures under which a Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the NYSE is closed other than for customary weekend and holiday closings, (2) trading on the NYSE is restricted, (3) an emergency exists as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the holders of a Fund's Shares.

         OWNERSHIP AND AUTHORITY DISPUTES. In the event of disputes involving multiple claims of ownership or authority to control a Shareholder's account, each Fund has the right (but has no obligation) to: (1) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; or (2) interplead disputed funds or accounts with a court of competent jurisdiction. Moreover, a Fund may surrender ownership of all or a portion of an account to the IRS in response to a Notice of Levy.

         In addition to the special purchase plans described in the Prospectus, the following special purchase plans also are available:

         TAX-DEFERRED RETIREMENT PLANS.  The Trust offers its
Shareholders the opportunity to participate in the following types of retirement plans:

         . For individuals whether or not covered by other qualified plans;

         .       For simplified employee pensions;

         .       For employees of tax-exempt organizations; and

         . For corporations, self-employed individuals and partnerships.

         Capital gains and income received by the foregoing plans generally are exempt from taxation until distribution from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Additional information, including the fees and charges with respect to all of these plans, is available upon request to the Principal Underwriter. No distribution under a retirement plan will be made until Franklin Templeton Trust Company ("FTTC") receives the participant's election on IRS Form W-4P (available on request from FTTC) and such other documentation as it deems necessary, as to whether or not U.S. income tax is to be withheld from such distribution.

         INDIVIDUAL RETIREMENT ACCOUNT (IRA). All individuals (whether or not covered by qualified private or governmental retirement plans) may purchase Shares of a Fund pursuant to an IRAs. However, contributions to an IRA by an individual who is covered by a qualified private or governmental plan may not be tax-deductible depending on the individual's income. Custodial services for IRAs are available through FTTC. Disclosure statements summarizing certain aspects of IRAs are furnished to all persons investing in such accounts, in accordance with IRS regulations.

         SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRA). For employers who wish to establish a simplified form of employee retirement program investing in Shares of a Fund, there are available Simplified Employee Pensions invested in IRA Plans. Details and materials relating to these plans will be furnished upon request to the Principal Underwriter.

         RETIREMENT PLAN FOR EMPLOYEES OF TAX-EXEMPT ORGANIZATIONS (403(B)). Employees of public school systems and certain types of charitable organizations may enter into a deferred compensation arrangement for the purchase of Shares of a Fund without being taxed currently on the investment. Contributions which are made by the employer through salary reduction are excludable from the gross income of the employee. Such deferred compensation plans, which are intended to qualify under Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), are available through the Principal Underwriter.
Custodial services are provided by FTTC.

         QUALIFIED PLAN FOR CORPORATIONS, SELF-EMPLOYED INDIVIDUALS AND PARTNERSHIPS. For employers who wish to purchase Shares of a Fund in conjunction with employee retirement plans, there is a prototype master plan which has been approved by the IRS. A "Section 401(k) plan" is also available. FTTC furnishes custodial services for these plans. For further details, including custodian fees and plan administration services, see the master plan and related material which is available from the Principal Underwriter.

         LETTER OF INTENT. Purchasers who intend to invest $100,000 or more in Class I Shares of Templeton Income Fund or Class I Shares of any other fund in the Franklin Group of Funds and the Templeton Family of Funds, except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, Templeton Variable Products Series Fund, Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Templeton Funds") within 13 months (whether in one lump sum or in installments, the first of which may not be less than 5% of the total intended amount and each subsequent installment not less than $25 unless the investor is a qualifying employee benefit plan (the "Benefit Plan"), including automatic investment and payroll deduction plans), and to beneficially hold the total amount of such Class I
Shares fully paid for and outstanding simultaneously for at least one full business day before the expiration of that period, should execute a Letter of Intent ("LOI") on the form provided in the Shareholder Application in the Prospectus. Payment for not less than 5% of the total intended amount must accompany the executed LOI unless the investor is a Benefit Plan. Except for purchases of Shares by a Benefit Plan, those Class I Shares purchased with the first 5% of the intended amount stated in the LOI will be held as "Escrowed Shares" for as long as the LOI remains unfulfilled. Although the Escrowed Shares are registered in the investor's name, his full ownership of them is conditional upon fulfillment of the LOI. No Escrowed Shares can be redeemed by the investor for any purpose until the LOI is fulfilled or terminated. If the LOI is terminated for any reason other than fulfillment, the Transfer Agent will redeem that portion of the Escrowed Shares required and apply the proceeds to pay any adjustment that may be appropriate to the sales commission on all Class I Shares (including the Escrowed Shares) already purchased under the LOI and apply any unused balance to the investor's account. The LOI is not a binding obligation to purchase any amount of Shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of such purchase. In this case, an adjustment will be made at the end of 13 months from the effective date of the LOI at the net asset value per Share then in effect, unless the investor makes an earlier written request to the Principal Underwriter upon fulfilling the purchase of Shares under the LOI. In addition, the aggregate value of any Shares, including Class II Shares, purchased prior to the 90-day period referred to above may be applied to purchases under a current LOI in fulfilling the total intended purchases under the LOI. However, no adjustment of sales charges previously paid on purchases prior to the 90-day period will be made.

         If an LOI is executed on behalf of a benefit plan (such plans are described under "How to Buy Shares of the Fund -- Net Asset Value Purchases (Both Classes)" in the Templeton Income Fund Prospectus), the level and any reduction in sales charge for these employee benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. Benefit Plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are Benefit Plans entitled to receive retroactive adjustments in price for investments made before executing LOIs.

         SPECIAL NET ASSET VALUE PURCHASES. As discussed in the Prospectus under "How to Buy Shares of the Fund - Description of Special Net Asset Value
Purchases," certain categories of investors may purchase Class I Shares of Income Fund at net asset value (without a front-end or contingent deferred sales charge). FTD or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. FTD may make these payments in the form of contingent advance payments, which may require reimbursement from the securities dealers with respect to certain redemptions made within 12 months of the calendar month following purchase, as well as other conditions, all of which may be imposed by an agreement between FTD, or its affiliates, and the securities dealer.

         Except for Money Fund, the following amounts will be paid by FTD or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for (i) purchases of most equity and fixed-income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1.00% on sales of $1 million but less than $2 millon, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most fixed-income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, FTD, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

         Under agreements with certain banks in Taiwan, Republic of China, the Funds' Shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to FTD, or an affiliate of FTD to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

                                   TAX STATUS

         Income Fund intends normally to pay a monthly dividend representing its net investment income and to distribute at least annually any net realized capital gains. Money Fund intends to declare dividends daily and to pay dividends monthly. By so doing and meeting certain diversification of assets and other requirements of the Code, each Fund intends to qualify as a regulated investment company under the Code. The status of a Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax. To avoid application of the excise tax, each Fund intends to distribute in accordance with the calendar year distribution requirement.

         Dividends from net investment income and distributions from short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are taxable to Shareholders as ordinary income. Distributions from net investment income may be eligible for the corporate dividends received deduction to the extent attributable to Income Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends received deduction. Distributions from net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to Shareholders as long-term capital gains, regardless of the length of time a Fund's Shares have been held by a Shareholder, and are not eligible for the dividends received deduction. Generally, dividends and distributions are taxable to Shareholders, whether received in cash or reinvested in Shares of either Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they received and any tax withheld thereon.

         Debt securities purchased by a Fund may be treated for federal income tax purposes as having original issue discount.

Original issue discount essentially represents interest for federal tax purposes and can be defined generally as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not any income is actually received by a Fund, is treated for U.S. federal income tax purposes as income earned by the Fund, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued but unpaid interest.

         In addition, debt securities may be purchased by a Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest for most purposes of the Code to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. In the case of any debt security having a fixed maturity date of not more than one year from the date of issue, the gain realized on disposition will be treated as short-term capital gain. Market discount on securities with a fixed maturity date not exceeding one year from the date of issue generally is included in income on a ratable basis.

         Income Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If Income Fund receives a so-called "excess distribution" with respect to PFIC stock, Income Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by Income Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which Income Fund held the PFIC shares. Income
Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Income Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market Income Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but Income Fund could, in limited circumstances, incur nondeductible interest charges. Income Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Certain of the options, futures contracts and forward contracts in which Income Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by Income Fund at the end of each taxable year (and, with certain exceptions, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by Income Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by Income Fund. In addition, losses realized by Income Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to Income Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by

Income Fund which is taxed as ordinary income when distributed to Shareholders.

         Income Fund may make one or more of the elections available under the Code which are applicable to straddles. If Income Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders and which will be taxed to Shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Requirements relating to Income Fund's tax status as a regulated investment company may limit the extent to which Income Fund will be able to engage in such transactions in options, futures and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to

Shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder's basis in his Fund Shares, or as a capital gain.

         Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of Income Fund's total assets at the close of its taxable year consists of securities of foreign corporations, Income Fund will be eligible and intends to elect to "pass through" to Income Fund's Shareholders the amount of foreign taxes paid by Income Fund. Pursuant to this election, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by Income Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a Shareholder who does not itemize deductions, but such a Shareholder may be eligible to claim the foreign tax credit (see below). Each Shareholder will be notified within 60 days after the close of Income Fund's taxable year whether the foreign taxes paid by Income Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of Income Fund's income flows through to its Shareholders. With respect to Income Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by Income Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by Income Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If Income Fund is not eligible to make the election to "pass through" to its Shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by Income Fund will be treated as United States source income.

         Upon the sale or exchange of Income Fund Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss generally will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, and will be long-term if the Shareholder's holding period for the Shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in Income Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Income Fund Shares held by the Shareholder for 6 months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such Shares. It is not anticipated that gain or loss will be realized from a disposition of Money Fund Shares since that Fund intends to maintain a share price of $1.

         In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the Shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of stock. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         The Funds generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds (except redemptions from Money Fund), to a Shareholder if (1) the Shareholder fails to furnish a Fund with the Shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Shareholder or a Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding.

         Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such a month and paid during the following January will be treated as having been paid by a Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. Distributions also may be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                             PRINCIPAL UNDERWRITER

         Franklin Templeton Distributors, Inc. ("FTD" or the
"Principal Underwriter"), P.O. Box 33030, St. Petersburg, Florida
33733-8030, toll free telephone (800) 237-0738, is the Principal
Underwriter of each Fund's Shares. FTD is a wholly owned subsidiary of Franklin.

         Each Fund, pursuant to Rule 12b-1 under the 1940 Act, has adopted a Distribution Plan with respect to each class of Shares (the "Plans"). Under the Plans adopted with respect to Class I Shares (including all Shares issued by Money Fund), each Fund may reimburse FTD or others quarterly (subject to a limit of 0.15% per annum of Money Fund's average daily net assets and 0.25% per annum of Income Fund's average daily net assets attributable to Class I Shares) for costs and expenses incurred by FTD or others in connection with any activity which is primarily intended to result in the sale of the Funds' Shares. Income Fund also has a second class of Shares, designated Class II Shares. Under the Plan adopted with respect to Class II Shares, Income Fund will pay FTD or others quarterly (subject to a limit of 0.65% per annum of the Fund's average daily assets attributable to Class II Shares of which up to 0.15% of such net assets may be paid to dealers for personal service and/or maintenance of Shareholder accounts) for costs and expenses incurred by FTD or others in connection with any activity which is primarily intended to result in the sale of the Fund's Shares. Payments to FTD or others could be for various types of activities, including (1) payments to broker-dealers who provide certain services of value to each Fund's Shareholders (sometimes referred to as a "trail fee"); (2) reimbursement of expenses relating to selling and servicing efforts or of organizing and conducting sales seminars; (3) payments to employees or agents of the Principal Underwriter who engage in or support distribution of Shares; (4) payments of the costs of preparing, printing and distributing Prospectuses and reports to prospective investors and of printing and advertising expenses; (5) payment of dealer commissions and wholesaler compensation in connection with sales of the Funds' Shares exceeding $1 million (on which Income Fund imposes no initial sales charge) and interest or carrying charges in connection therewith; and (6) such other similar services as the Trust's Board of Trustees determines to be reasonably calculated to result in the sale of Shares. Under the Plans, the costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed the percentage limit applicable to either class of Shares) may be reimbursed in subsequent quarters or years.

         During the fiscal year ended August 31, 1994, FTD incurred costs and expenses of $469,730 in connection with distribution of Class I Shares of Income Fund and $213,238 in connection with distribution of Class I Shares of Money Fund. During the same period, the Trust made reimbursements pursuant to the Plans in the amount of $469,730 on behalf of Income Fund and $208,553 on behalf of Money Fund. As indicated above, unreimbursed expenses, which amount to $16,230 for Class I Shares of Money Fund, may be reimbursed by the Trust during the fiscal year ending August 31, 1995 or in subsequent years. In the event that a Plan is terminated, the Trust will not be liable to FTD for any unreimbursed expenses that had been carried forward from previous months or years. During the fiscal year ended August 31, 1994, FTD spent, with respect to Income Fund, the following amounts on: compensation to dealers, $368,478; sales promotion, $6,940; wholesale costs and expenses, $14,317; advertising, $397; and printing, $79,598; and, with respect to Money Fund, the following amounts on: compensation to dealers, $181,970; printing, $16,263; wholesale costs and expenses, $14,609; and advertising, $396.

         The Underwriting Agreement provides that the Principal Underwriter will use its best efforts to maintain a broad and continuous distribution of each Fund's Shares among bona fide investors and may sign selling agreements with responsible dealers, as well as sell to individual investors. The Shares are sold only at the Offering Price in effect at the time of sale, and each Fund receives not less than the full net asset value of the Shares sold. The discount between the Offering Price and the net asset value of Income Fund Shares may be retained by the Principal Underwriter or it may reallow all or any part of such discount to dealers. During the fiscal years ended August 31, 1994, 1993, and 1992, FTD (and, prior to June 1, 1993, Templeton Funds Distributor, Inc.) retained of such discount $277,670, $326,584, and $144,697, or approximately 18.16%, 19.54%, and

10.88%, of the gross commissions on sales of Income Fund Shares, respectively. The Principal Underwriter in all cases buys Shares from a Fund acting as principal for its own account. Dealers generally act as principal for their own account in buying Shares from the Principal Underwriter. No agency relationship exists between any dealer and a Fund or the Principal Underwriter.

         The Underwriting Agreement provides that each Fund shall pay the costs and expenses incident to registering and qualifying its Shares for sale under the Securities Act of 1933 and under the applicable blue sky laws of the jurisdictions in which the Principal Underwriter desires to distribute such Shares, and for preparing, printing and distributing Prospectuses and reports to Shareholders. The Principal Underwriter pays the cost of printing additional copies of Prospectuses and reports to Shareholders used for selling purposes. (The Funds pay costs of preparation, set-up and initial supply of the Funds' Prospectuses for existing Shareholders.)

         The Underwriting Agreement is subject to renewal from year to year in accordance with the provisions of the 1940 Act and terminates automatically in the event of its assignment. The Underwriting Agreement may be terminated without penalty by either party upon 60 days' written notice to the other, provided termination by the Trust shall be approved by the Board of Trustees or a majority (as defined in the 1940 Act) of the Shareholders. The Principal Underwriter is relieved of liability for any act or omission in the course of its performance of the Underwriting Agreement, in the absence of willful
misfeasance,   bad  faith,   gross  negligence  or  reckless  disregard  of  its
obligations.

         FTD is the principal underwriter for the other Templeton Funds.

                       YIELD AND PERFORMANCE INFORMATION


         Money Fund may, from time to time, include its yield and effective yield in advertisements or reports to Shareholders or prospective investors. Current yield for Money Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of Money Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective Yield" for Money Fund assumes that all dividends received during an



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annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         EFFECTIVE YIELD = (1 + Base Period Return)365/7 - 1

         YIELD = 2[(1 + A-B)6 - 1]
                                   cd

where            a =      dividend and interest earned during the period,

                 b =      expenses accrued for the period (net of
                          reimbursements),

                 c = the average daily number of Shares outstanding during the period that were entitled to receive dividends, and

                 d = the maximum offering price per Share on the last day of the period.

         For the seven-day period ending August 31, 1994, the yield of Money Fund was 3.08% and the effective yield of Money Fund was 3.11%.

         The Funds may, from time to time, include their total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Funds over periods of one, five, or ten years (up to the life of a Fund) calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for periods of one year or more or the total return for periods of less than one year, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Income Fund's average annual total return for the one- and five-year periods ended August 31, 1994 and from inception on September 24, 1986 through August 31, 1994, was -6.17%, 6.23%, and 7.09%, respectively. Money Fund's average annual total return for the one- and five-year periods ended August 31, 1994 and from inception on October 3, 1987 through August 31, 1994, was 2.66%, 4.50% and 5.36%, respectively.

         Performance information for either Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for a Fund reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         From time to time, each Fund and the Investment Manager may also refer to the following information:

(1)      The  Investment   Manager's  and  its   affiliates'   market  share  of
         international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley
         Capital International or a similar financial organization.

(3)      The capitalization of U.S. and foreign stock markets as
         prepared or published by the International Finance
         Corporation,   Morgan  Stanley  Capital   International  or  a  similar
         financial organization.

(4)      The geographic distribution of the Fund's portfolio.

(5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

(7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(9) Allegorical stories illustrating the importance of persistent long-term investing.

(10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical
         Services, Inc. or Morningstar, Inc.

(11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(12)     Quotations  from  the  Templeton   organization's   founder,  Sir  John
         Templeton,* advocating the virtues of diversification and long-term investing, including the following:

                 . "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

                 . "Diversify by company, by industry and by country."

                 .        "Always maintain a long-term perspective."

                 .        "Invest for maximum total real return."

                 .        "Invest - don't trade or speculate."

                 .        "Remain flexible and open-minded about types of
                          investment."
--------
         * Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October, 1992 and resigned from the Trust's Board on April 16, 1995. He is no longer involved with the investment management process.

                 .        "Buy low."

                 . "When buying stocks, search for bargains among quality stocks."

                 . "Buy value, not market trends or the economic outlook."

                 . "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

                 . "Do your homework or hire wise experts to help you."

                 .        "Aggressively monitor your investments."

                 .        "Don't panic."

                 .        "Learn from your mistakes."

                 .        "Outperforming the market is a difficult task."

                 . "An investor who has all the answers doesn't even understand all the questions."

                 .        "There's no free lunch."

                 . "And now the last principle: Do not be fearful or negative too often."

         In addition, each Fund and the Investment Manager may also refer to the number of Shareholders in the Fund or the aggregate number of shareholders of the Franklin Templeton Funds or the dollar amount of fund and private account assets under management in advertising materials.

                             DESCRIPTION OF SHARES

         The Shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of Shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect to that Fund and of that Fund's part of general liabilities of the Trust in the proportion that the total net assets of the Fund bear to the total net assets of both Funds. The net asset value of a Share of a Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on

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Shares of a Fund only out of lawfully  available  assets belonging to that Fund.
In the event of liquidation or dissolution of the Trust, the Shareholders of each Fund will be entitled, out of assets of the Trust available for distribution, to the assets belonging to that particular Fund.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding Shares of the Funds may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding Shares of the Trust.

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expenses of any Shareholder held personally liable for the obligations of the Trust. The risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.

         The Shares have non-cumulative voting rights so that the holders of a plurality of the Shares voting for the election of Trustees at a meeting at which 50% of the outstanding Shares are present can elect all the Trustees and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

                              FINANCIAL STATEMENTS

         The   financial   statements   contained  in  the  Annual   Reports  to
Shareholders of Templeton Income Fund and Templeton Money Fund dated August 31, 1994 are incorporated herein by reference.

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                                    APPENDIX
                  CORPORATE BOND AND COMMERCIAL PAPER RATINGS


         CORPORATE BONDS. Bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Moody's Baa rated bonds are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

         Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds rated AAA by Standard & Poor's Corporation ("S&P") are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. Bonds rated AA are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         S&P's BBB rated bonds, or medium-grade category bonds, are between sound obligations and those where the speculative elements begin to predominate. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

         Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

         Commercial paper rated A by S&P has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.



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